Date:
Netmaximizer.com, Inc.
7491 N. Federal Highway
Suite 262
Boca Raton, FL  33487

Ladies and Gentlemen:

         We maintain a site on the World Wide Web. The universal resource locator ("URL") of our site is indicated on the attached membership application. We ask that you evaluate our site and review the information which is contained on the attached application to determine if (in your sole discretion) we may participate in the Netmaximizer.com Associates Program (the "Program"). The attached application also indicates the name of the salesperson or broker, if any, who has convinced us to send this letter to you and may be entitled to a commission or other compensation from you. This letter is our agreement regarding our participation in the Program and supercedes all prior or contemporaneous agreements and understandings, written or oral, with respect to our participation in the Program. By signing and returning a copy of this letter to us, you indicate your acceptance of us as a participant in the Program.

         If we are accepted into the Program, you will give us a URL and password that will enable us to set up links between your site and ours and to monitor activity on those links. The URL will also us access to your graphics library so that we may establish connectivity between our site and yours using your logos, buttons and banners. Those logos, buttons and banners (together with your name, trademarks and service marks, your "Marks") remain your property, and we may not modify them or use them in any way other than to establish the links.

         It is solely our responsibility to establish and maintain the links. We will not assert any claim against you if the links do not function as they should at any time for any reason. We will notify you promptly of any malfunctions. You may use a graphic of ours on your site for co-branding purposes or as a return link to our site; but you agree that such graphic or banner remains our property and to remove that graphic or banner if we ask you to do so.

         The links between your site and ours, once properly formatted, will give access to some or all of the products and services offered on your site (your "Products"). If a person visits our site (a "Customer"), follows one of those links to your site and places an order to purchase a Product, the Customer will be deemed to be your customer, subject to your rules, policies, and prices. Because your rules, policies and prices are subject to change at any time and without notice to us, we will not advertise your rules, policies, and prices, either on our site or elsewhere. You will process Product orders, payments and cancellations, and handle customer service. We will make no claim against you and you will not be responsible to us for delays, nondeliveries or misdeliveries of Products.

         Because the Customer followed the link from our site to yours to make the purchase (but only if the Customer followed that link), you are able to track that activity and will pay to us a fee of fifteen per cent (15%) of the purchase price paid (not including taxes, shipping or handling), provided you fill the order and the customer does not subsequently cancel it or return the Product. You will pay the fee to us at the end of the second full calendar week following the week during which our Customer purchased the Product, if our Customers have generated sales which entitle us to fees of more than $25.00 for that week; otherwise, you will carry the fee forward until we are entitled to fees of at least $25.00. We will be able to obtain reports from you regarding the purchasing activity of our Customers through your site.

         Each of us is an independent party and our participation in the Program does not change that in any way. Neither of us will be liable to the other for indirect, special or consequential damages arising in connection with this agreement or the Program. We cannot make or accept any representations, warranties or offers on your behalf. As a result of participating in the Program, we may learn confidential information about you (for example, information not generally known to the public regarding your business methods, technical operations and trade secrets). We agree to keep that information secret, unless we are required by a court or other authority to disclose it, in which case we will so notify you.

         Either of us can terminate our participation in the Program by providing five days' notice to the other by electronic message. If you accept our application now, and later determine that our site is no longer suitable for participation in the Program (in your sole discretion), you may terminate our participation in the Program immediately, without regard to the five-day period. You may also terminate our participation in the Program immediately if you determine that we have been "spamming" from our site; that is, sending an unsolicited advertisement to an electronic mail address of an individual with whom we lack a business or personal relationship without consent or invitation. If our participation in the Program is terminated for any reason, we will eliminate the links to your site and stop using any of your Marks.

         The agreement contained in this letter will be interpreted in accordance with the laws of the State of Florida and any action arising from it must be brought in the federal or state courts located in Palm Beach County, Florida.

         We understand that you may at any time, directly or indirectly, permit Program participation by others on terms different from those contained in this letter. You may modify the Program rules that relate to us at any time and in your sole discretion. If any such modification is unacceptable to us, our only recourse is to terminate our participation in the Program. You may also operate web sites that are similar to or compete with our web site. We have evaluated the desirability of participating in the Program, have relied on no representation or guaranty other than as set forth above, and request that you approve us as a participant in the Program.

                                           Very truly yours,


                                           ____________________________

Accepted:
NETMAXIMIZER.COM, INC.



By: ____________________________

Date:

                                   APPLICATION
                                   -----------

                       NETMAXIMIZER.COM ASSOCIATES PROGRAM

This Application should be completed and submitted along with the letter setting forth your agreement to the terms of the program. You will hear from us within two business days of our receipt of this Application and the letter.

1.  Site Information
    ----------------

Please tell us the name of your site and your URL. If you don't know your URL, please copy it from the location field at the top of your browser.


           Site Name:
                       ----------------------------------------

            Site URL:
                       ----------------------------------------

                    o  Your site must be live.

2.  Contact Information
    -------------------

Primary Contact:
Please tell us who should receive all correspondence about your participation in our program.

Federal Tax ID or Social Security Number  (non-U.S.:  type
"international*)

                                                            --------------------------
Name:  (First/Last)
                                                            --------------------------  --------------------------
Phone:  (###) ###-####
                                                            --------------------------
Fax:  (###) ###-####
                                                            --------------------------
Email Address:
                                                            --------------------------
Mailing Address:
                                                            ----------------------------------------------------------

                                                            ----------------------------------------------------------

                                                            ----------------------------------------------------------

City/State/Zip                                              ----------------------------------------------------------

Country:
                                                            --------------------------

o Your email must be correct for us to send you required notices and other correspondence.
o           Please provide only one email address.

Billing Contact:
Please tell us who should receive all monthly statements and payments
|_| Check box if same as the Primary Contact.

                                                            --------------------------
Name:  (First/Last)
                                                            --------------------------   -------------------------
Phone:  (###) ###-####
                                                            --------------------------
Fax:  (###) ###-####
                                                            --------------------------
Email Address:
                                                            --------------------------
Mailing Address:
                                                            ----------------------------------------------------------

                                                            ----------------------------------------------------------

                                                            ----------------------------------------------------------

City/State/Zip                                              ----------------------------------------------------------

Country:
                                                            --------------------------
Make check payable to:
                                                            ----------------------------------------------------------

Technical Contact:
Please tell us who to contact regarding technical issues and updates. |_| Check box if same as the Primary Contact.

Name:  (First/Last)                                                                     /
                                                            --------------------------       -------------------------
Title:
                                                            --------------------------
Phone:  (###) ###-####
                                                            --------------------------
Fax:  (###) ###-####
                                                            --------------------------
Email Address:
                                                            --------------------------

                                                            --------------------------
Pager:
                                                            --------------------------

3.  Salesperson/Broker

Please tell us who, if anyone, introduced you to the Program (please enter only one name or write the words "No One")


Salesperson/Broker:
                                                            ----------------------------------------------------------

4. Tell us a little more about your website

This information will be used to speed up the approval process. Please check all the boxes below that apply to your website. Please choose carefully, as we will use this information to target relevant promotions to your site. This information will remain confidential and will only be used for this purpose.

|_|  Arts                             |_|  Business                        |_|  Mature/Adult

|_|  Education                        |_|  Entertainment                   |_|  Family

|_|  Health                           |_|  Home & Living                   |_|  News

|_|  Regional                         |_|  Science                         |_|  Shopping

|_|  Sports                           |_|  Society & Culture               |_|  Travel

|_|  Technology                       |_|  Women                           |_|  *Personal Home Page

Please provide us with a brief description of your website (optional):

Description (limit to 25 words):
                                                                      ------------------------------------------------

                                                                      ------------------------------------------------
Monthly Unique Users (numbers only, e.g. 10000000)
                                                                      ------------------------------------------------
Average # of page views/month:
                                                                      ------------------------------------------------
Do you have a third-party auditor?  If so, who:
                                                                      ------------------------------------------------
Please give us the URL of your websites' logo:
(This logo may be used for co-branding purposes)
                                                                      ------------------------------------------------
Please tell us when your website was established:  (mm/dd/yyyy)
                                                                      ------------------------------------------------
What is your business tax classification:
                                                                      ------------------------------------------------

Step 5:  Help us spread the word

Do you know anyone else who may be interested in joining our program?

              First Name                               Last Name                            Email Address
        -----------------------                 -----------------------                ----------------------

        -----------------------                 -----------------------                ----------------------

        -----------------------                 -----------------------                ----------------------

If you have any questions, please contact "MAAX" at MAAX@NETMAXIMIZER.COM.